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                                                                  EXHIBIT 10.79

                    AMENDMENT TO FEDERAL EXPRESS CORPORATION
        1980, 1983, 1984, 1987, 1989, 1993 AND 1995 STOCK INCENTIVE PLANS

     Paragraph 6(e) of each of the Federal Express Corporation (the "Company") 1980, 1983, 1984, 1987 and 1993 Stock Incentive Plans, as amended, is amended by deleting the word "twelve" in line three of each such paragraph after the words "expiration of the period of" and before the words "months from the date of such termination" and by deleting the word "twelve" in line five of each such paragraph after the words "if the optionee dies within" and before the words "months after such termination" and substituting in lieu thereof in both line three and line five of each such paragraph the word "twenty-four."

     Paragraph 6(e) of the Company's 1989 Stock Incentive Plan, as amended, is amended by deleting the word "twelve" in line four of such paragraph after the words "expiration of the period of" and before the words "months from the date of such termination" and by deleting the word "twelve" in line six of such paragraph after the words "if the optionee dies within" and before the words "months after such termination" and substituting in lieu thereof in both line four and line six of such paragraph the word "twenty-four."

     Paragraph 6(f) of each of the Company's 1980, 1983, 1984, 1987 and 1989 Stock Incentive Plans, as amended, is amended by deleting the word "twelve" in line three of each such paragraph after the words "expiration of the period of" and before the words "months from the date of such termination" and by deleting the word "twelve" in line five of each such paragraph after the words "if the optionee dies within a period of" and before the words "months after such termination" and substituting in lieu thereof in both line three and line five of each such paragraph the word "twenty-four."

     Paragraph 6(f) of each of the Company's 1993 Stock Incentive Plan, as amended, is amended by deleting the word "twelve" in line three of such paragraph after the words "expiration of the period of" and before the words "months from the date of such termination" and by deleting the word "twelve" in line four of such paragraph after the words "if the optionee dies within a period of" and before the words "months after such termination" and substituting in lieu thereof in both line three and line four of such paragraph the word "twenty-four."

     Paragraph 6(d) of the Company's 1995 Stock Incentive Plan is amended by deleting the word "twelve" in line four of the first subparagraph of such paragraph (d) after the words "expiration of the period of" and before the words "months from the date of such termination" and in line six of the first subparagraph of such paragraph (d) after the words "if the optionee dies within" and before the words "months after such termination" and substituting in lieu thereof in both line four and line six of such paragraph the word "twenty-four."

     Paragraph 6(d) of the Company's 1995 Stock Incentive Plan is amended by deleting the word "twelve" in line four of the second subparagraph of such paragraph (d) after the

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words "expiration of the period of" and before the words "months from the date of such termination" and in line six of the second subparagraph of such paragraph (d) after the words "if the optionee dies within a period of" and before the words "months after such termination" and substituting in lieu thereof in both line four and line six of such paragraph the word "twenty-four."

Adopted by the Compensation Committee of the Board of Directors of the Company on October 1, 1996.